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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   August 6, 2001
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                        Capital One Auto Receivables, LLC
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


      333-54736                                    31-1750007
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(Commission File Number)       (Registrant's I.R.S. Employer Identification No.)


2980 Fairview Park Drive, Falls Church, Virginia               22042
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   (Address of Principal Executive Offices)                  (Zip Code)


                                 (703) 875-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On July 26, 2001, Wilmington Trust Company, in its capacity as Owner Trustee (the "Owner Trustee") of Capital One Auto Finance Trust 2001-A (the "Trust"), publicly issued U.S.$126,500,000 of Class A-1 3.75% Automobile Receivables-Backed Notes due August 13, 2002, U.S.$234,500,000 Class A-2 4.14% Automobile Receivable-Backed Notes due May 17, 2004, U.S.$241,500,000 Class A-3 4.83% Automobile Receivables-Backed Notes due September 15, 2005 and U.S.$247,500,000 Class A-4 5.40% Automobile Receivables-Backed Notes due May 15, 2008 (the "Notes") pursuant to a registration statement (No. 333-54736) declared effective on March 20, 2001. The lead manager for the issuance of the Notes was Banc of America Securities LLC. (the "Representative"). Capital One Auto Receivables, LLC (the "Registrant") paid the underwriters a fee of U.S.$1,698,400 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$848,215,226, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks originated by Capital One Auto Finance, Inc. ("COAF") and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.          DOCUMENT DESCRIPTION
-------        --------------------

1.1 Underwriting Agreement dated July 12, 2001, between the Trust, the Registrant, COAF and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001.

4.1 Trust Agreement dated July 26, 2001 between the Registrant and the Owner Trustee.

4.2 Indenture dated July 26, 2001 between the Trust and Wells Fargo Bank Minnesota, National Association as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

4.3 Note Guaranty Insurance Policy dated as of July 26, 2001 delivered by MBIA Insurance Corporation (the "Note Insurer").

10.1 Transfer and Assignment Agreement dated July 26, 2001 between the Registrant and COAF.

10.2 Contribution Agreement dated July 26, 2001 between the Trust and the Registrant.

10.3 Servicing Agreement dated July 26, 2001 between COAF, the Registrant and the Trust.

10.4 Administration Agreement dated July 26, 2001 among the Trust, COAF, as the administrator (the "Administrator") and the Indenture Trustee.

10.5           Indemnification Agreement dated as of July 26, 2001 among the
               Note Insurer, the Trust and the Representative.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




August 6, 2001                                 CAPITAL ONE AUTO RECEIVABLES, LLC


                                               By: /s/ JEFFERY ELSWICK
                                                  ------------------------------
                                                  Name: Jeffery Elswick
                                                  Title: President



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                                INDEX TO EXHIBITS


EXHIBIT
  NO.          DOCUMENT DESCRIPTION
-------        --------------------

1.1 Underwriting Agreement dated July 12, 2001, between the Trust, the Registrant, COAF and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001.

4.1 Trust Agreement dated July 26, 2001 between the Registrant and the Owner Trustee.

4.2 Indenture dated July 26, 2001 between the Trust and Wells Fargo Bank Minnesota, National Association as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

4.3 Note Guaranty Insurance Policy dated as of July 26, 2001 delivered by MBIA Insurance Corporation (the "Note Insurer").

10.1 Transfer and Assignment Agreement dated July 26, 2001 between the Registrant and COAF.

10.2 Contribution Agreement dated July 26, 2001 between the Trust and the Registrant.

10.3 Servicing Agreement dated July 26, 2001 between COAF, the Registrant and the Trust.

10.4 Administration Agreement dated July 26, 2001 among the Trust, COAF, as the administrator (the "Administrator") and the Indenture Trustee.

10.5           Indemnification Agreement dated as of July 26, 2001 among the
               Note Insurer, the Trust and the Representative.



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